Exhibit 10.8

FIRST AMENDED POST - CLOSfNG AGREEMENT THIS FIRST AMENDED POST - CLOSING AGREEMENT is entered into December 20, 2020 and effective I8 th day of June, 2019, by and between Mid Penn Bank in its own right and as Secured Creditor on behalf of Yuengling Ice Cream Corp (the "Seller/Bank"), YIC Acquisitions Corp., a Nevada business corporation, (the "Purchaser") and David Yuengling and Robert C. Bohorad (the "Guarantors"). WHEREAS, the Parties entered into a Secured Creditor Asset Sale and Purchase Agreement and a PA UCC Article 9 Default, Foreclosure and Private Sale Agreement dated June 18 , 2019 (collectively "Agreement of Sale") ; and WHEREAS, Purchaser was to transfer $ 50 , 000 . 00 to account # 19046960 at Mid Penn Bank, as security pursuant to the Agreement of Sale and the Security Agreement of even date hereof ; and WHEREAS, the as of closing the $50,000.00 was not available; and WHEREAS, the Parties have agreed the $ 50 , 000 . 00 is not and shall not be a condition of closing and can be delivered any time up to March 31 , 2021 . NOW, THEREFORE, in consideration of the forgoing and of the mutual covenants, promises and agreements herein contained, and other valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows : 1. Recitals. The above Recitals are incorporated into this Post - Closing Agreement by reference as if fully set forth. 2. Agreement of Parties. $50,000.00. a. Purchaser agrees to fund the $50,000.00 to account # 19046960 at Mid Penn Bank on or before March 31 , 2021 . Should Purchaser fail to fund said account within the time set forth, Seller shall have the option to call the Loan, as defined in the Assumption Agreement, in default and exercise its rights thereunder . c . On or before March 31 , 2021 Purchaser shall pay to Bank all costs and attorney's fees incurred by the Bank in this transaction . As of July 27 , 2020 the attorney fees and costs incurred are $ 8 , 700 . 00 . 3. Entire Agreement . This First Amended Post - Closing Agreement contains the entire agreement between the Parties related to the matters contained and the terms of this First Amended Post - Closing Agreement are contractual and not merely a recital . 4. Pennsylvania Law . This Post - Closing Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania .